UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2012

THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a vote of Security Holders.

On December 7, 2012, ThermoGenesis Corp. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) to vote on the following matters:

1.	To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

Election of Directors	For	Withhold	Broker Non Votes
Craig W. Moore	4,250,057	501,966	8,672,292
David W. Carter	4,246,257	505,766	8,672,292
Patrick J. McEnany	4,232,043	519,980	8,672,292
Robin C. Stracey	4,217,634	534,389	8,672,292
Matthew T. Plavan	4,264,818	487,205	8,672,292

2.	To approve the adoption of the 2012 Independent Director Equity Plan.

For	Against	Abstain	Broker Non Votes
4,097,350	537,672	117,001	8,672,292

3.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

For	Against	Abstain
12,246,682	1,096,071	81,562

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: December 11, 2012	/s/ Matthew Plavan
Matthew Plavan,
Chief Executive and Financial Officer